SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 9, 2003



                      FORTUNE NATURAL RESOURCES CORPORATION
                      -------------------------------------
             (Exact name of Registrant as specified in its charter)



            Delaware                 1-12334                95-4114732
            --------                 -------                ----------
 (State or other jurisdiction      (Commission             (IRS Employer
       of incorporation)           File Number)          Identification No.)



               515 W. Greens Road, Suite 720, Houston, Texas 77067
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (281) 872-1170 Registrant's telecopier number, including area code: (281) 872-1213



                                       N/A
                 ----------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      On May 2, 2003, the Chairman of the Company's Audit Committee of the Board of Directors received a letter from Grant Thornton LLP, announcing their resignation from their relationship with the Company. As Fortune mentioned in its Form 8-K filed May 1, 2003, Fortune has been unable to afford an audit of its fiscal year ended December 31, 2002 feeling it was a higher priority to fund its ongoing costs of its exploration program at this time.

      During the 2000 and 2001 fiscal years and the period through September 30, 2002, the last period reviewed by Grant Thornton LLP, there were no disagreements between the Company and Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on financial statements. In addition, during the 2000 and 2001 fiscal years and the period through September 30, 2002, there were no "reportable events" within the meaning of Item 304 of the Securities and Exchange Commission" regulation S-K.

      The Company's management and its Board of Directors considers that Grant Thornton LLP has served the Company and its shareholders very well since Grant Thornton LLP was first engaged as Fortune's independent accountants in January 2000. However, the circumstances of rising cost of audits and reviews and the priorities of trying to increase corporate value through the Company's exploration program have compelled Fortune to make a difficult choice. Grant Thornton LLP is a highly-respected, internationally recognized accounting firm and the Company is hopeful that it can re-engage Grant Thornton LLP in the near future to complete the 2002 audit and to continue thereafter as Fortune's independent accountants.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      Exhibit 16.1 Letter regarding resignation of certifying accountants dated May 2, 2003.

      Exhibit 16.2 Consent by Grant Thornton LLP to Company's 8-K dated May 9, 2003.




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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           FORTUNE NATURAL RESOURCES CORPORATION



                           By:  /s/ Tyrone J. Fairbanks
                                ----------------------------------
                                Tyrone J. Fairbanks
                                Chairman and Chief Executive Officer



Date:  May 9, 2003


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